EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with U.S. generally accepted accounting principles (GAAP), unless otherwise indicated.

(Preliminary)

                            AMERICAN EXPRESS COMPANY
                        CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                        Quarters Ended                           Years Ended
                                                         December 31,                            December 31,
                                                    ----------------------   Percentage    -----------------------   Percentage
                                                       2009        2008       Inc/(Dec)       2009         2008       Inc/(Dec)
                                                    ----------  ----------   ----------    ----------   ----------   ----------
Revenues
Non-interest revenues
  Discount revenue                                  $    3,645  $    3,468            5%   $   13,389   $   15,025          (11)%
  Net card fees                                            549         536            2         2,151        2,150            -
  Travel commissions and fees                              439         444           (1)        1,594        2,010          (21)
  Other commissions and fees                               438         522          (16)        1,778        2,307          (23)
  Securitization income, net                               190         199           (5)          400        1,070          (63)
  Other                                                    518         566           (8)        2,087        2,157           (3)
                                                    ----------  ----------                 ----------   ----------
    Total non-interest revenues                          5,779       5,735            1        21,399       24,719          (13)
                                                    ----------  ----------                 ----------   ----------
Interest income
  Interest and fees on loans                             1,036       1,364          (24)        4,468        6,159          (27)
  Interest and dividends on investment securities          225         168           34           804          771            4
  Deposits with banks and other                             11          36          (69)           59          271          (78)
                                                    ----------  ----------                 ----------   ----------
    Total interest income                                1,272       1,568          (19)        5,331        7,201          (26)
                                                    ----------  ----------                 ----------   ----------
Interest expense
  Deposits                                                 126          73           73           425          454           (6)
  Short-term borrowings                                      1          72          (99)           37          483          (92)
  Long-term debt and other                                 435         652          (33)        1,745        2,618          (33)
                                                    ----------  ----------                 ----------   ----------
    Total interest expense                                 562         797          (29)        2,207        3,555          (38)
                                                    ----------  ----------                 ----------   ----------
    Net interest income                                    710         771           (8)        3,124        3,646          (14)
                                                    ----------  ----------                 ----------   ----------
Total revenues net of interest expense                   6,489       6,506            -        24,523       28,365          (14)
                                                    ----------  ----------                 ----------   ----------
Provisions for losses
  Charge card                                              141         426          (67)          857        1,363          (37)
  Cardmember lending                                       560         927          (40)        4,266        4,231            1
  Other                                                     47          51           (8)          190          204           (7)
                                                    ----------  ----------                 ----------   ----------
    Total provisions for losses                            748       1,404          (47)        5,313        5,798           (8)
                                                    ----------  ----------                 ----------   ----------
Total revenues net of interest expense after
  provisions for losses                                  5,741       5,102           13        19,210       22,567          (15)
                                                    ----------  ----------                 ----------   ----------

Expenses
  Marketing and promotion                                  713         524           36         1,914        2,430          (21)
  Cardmember rewards                                     1,178       1,088            8         4,036        4,389           (8)
  Cardmember services                                      143         140            2           517          542           (5)
  Salaries and employee benefits                         1,196       1,660          (28)        5,080        6,090          (17)
  Professional services                                    715         649           10         2,408        2,413            -
  Occupancy and equipment                                  495         456            9         1,619        1,641           (1)
  Communications                                            99         118          (16)          414          466          (11)
  Other, net                                               241         199           21           381        1,015          (62)
                                                    ----------  ----------                 ----------   ----------
    Total                                                4,780       4,834           (1)       16,369       18,986          (14)
                                                    ----------  ----------                 ----------   ----------
Pretax income from continuing operations                   961         268            #         2,841        3,581          (21)
Income tax provision (benefit)                             251         (38)           #           704          710           (1)
                                                    ----------  ----------                 ----------   ----------
Income from continuing operations                          710         306            #         2,137        2,871          (26)
Income (Loss) from discontinued operations,
  net of tax                                                 6         (66)           #            (7)        (172)         (96)
                                                    ----------  ----------                 ----------   ----------
Net income                                          $      716  $      240            #    $    2,130   $    2,699          (21)
                                                    ==========  ==========                 ==========   ==========
Income from continuing operations attributable
  to common shareholders (A)                        $      701  $      305            #    $    1,809   $    2,856          (37)
                                                    ==========  ==========                 ==========   ==========
Net income attributable to common shareholders (A)  $      707  $      239            #    $    1,802   $    2,684          (33)
                                                    ==========  ==========                 ==========   ==========

# - Denotes a variance of more than 100%.

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the twelve months ended December 31, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $94 million for the twelve months ended December 31, 2009, and (iii) earnings allocated to participating share awards and other items of $9 million and $1 million for the three months ended December 31, 2009 and 2008, respectively, and $22 million and $15 million for the twelve months ended December 31, 2009 and 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS

(Billions)

                                                  December 31,  December 31,
                                                      2009          2008
                                                  ------------  ------------
Assets
 Cash                                             $         16  $         21
 Accounts receivable                                        38            37
 Investment securities                                      24            13
 Loans                                                      30            41
 Other assets                                               16            14
                                                  ------------  ------------
   Total assets                                   $        124  $        126
                                                  ============  ============

Liabilities and Shareholders' Equity
 Customer deposits                                $         26  $         15
 Short-term borrowings                                       2             9
 Long-term debt                                             52            60
 Other liabilities                                          30            30
                                                  ------------  ------------
   Total liabilities                                       110           114
                                                  ------------  ------------

 Shareholders' equity                                       14            12
                                                  ------------  ------------
   Total liabilities and shareholders' equity     $        124  $        126
                                                  ============  ============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                      Quarters Ended                            Years Ended
                                                       December 31,                             December 31,
                                                 ------------------------    Percentage   ------------------------    Percentage
                                                    2009          2008        Inc/(Dec)      2009          2008        Inc/(Dec)
                                                 ----------    ----------    ----------   ----------    ----------    ----------
TOTAL REVENUES NET OF INTEREST EXPENSE
 U.S. Card Services                              $    3,109    $    3,223            (4)% $   11,891    $   13,997           (15)%
 International Card Services                          1,221         1,098            11        4,483         4,781            (6)
 Global Commercial Services                           1,102         1,044             6        4,046         4,696           (14)
 Global Network & Merchant Services                   1,007           945             7        3,716         4,102            (9)
                                                 ----------    ----------                 ----------    ----------
                                                      6,439         6,310             2       24,136        27,576           (12)
 Corporate & Other, including adjustments
  and eliminations                                       50           196           (74)         387           789           (51)
                                                 ----------    ----------                 ----------    ----------

CONSOLIDATED TOTAL REVENUES NET OF INTEREST
 EXPENSE                                         $    6,489    $    6,506             -   $   24,523    $   28,365           (14)
                                                 ==========    ==========                 ==========    ==========

PRETAX INCOME (LOSS) FROM CONTINUING
 OPERATIONS
 U.S. Card Services                              $      567    $       49             #   $      324    $    1,141           (72)
 International Card Services                             46           (38)            #          230           153            50
 Global Commercial Services                             171           (42)            #          568           693           (18)
 Global Network & Merchant Services                     298           303            (2)       1,381         1,490            (7)
                                                 ----------    ----------                 ----------    ----------
                                                      1,082           272             #        2,503         3,477           (28)
 Corporate & Other                                     (121)           (4)            #          338           104             #
                                                 ----------    ----------                 ----------    ----------

PRETAX INCOME FROM CONTINUING OPERATIONS         $      961    $      268             #   $    2,841    $    3,581           (21)
                                                 ==========    ==========                 ==========    ==========

NET INCOME (LOSS)
 U.S. Card Services                              $      365    $       64             #   $      249    $      852           (71)
 International Card Services                             73            36             #          303           351           (14)
 Global Commercial Services                             117            (7)            #          390           505           (23)
 Global Network & Merchant Services                     185           215           (14)         898           995           (10)
                                                 ----------    ----------                 ----------    ----------
                                                        740           308             #        1,840         2,703           (32)

 Corporate & Other                                      (30)           (2)            #          297           168            77
                                                 ----------    ----------                 ----------    ----------
 Income from continuing operations                      710           306             #        2,137         2,871           (26)
 Income (Loss) from discontinued operations,
  net of tax                                              6           (66)            #           (7)         (172)          (96)
                                                 ----------    ----------                 ----------    ----------

NET INCOME                                       $      716    $      240             #   $    2,130    $    2,699           (21)
                                                 ==========    ==========                 ==========    ==========

# - Denotes a variance of more than 100%.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                     Quarters Ended                            Years Ended
                                                      December 31,                             December 31,
                                                 -----------------------    Percentage   ------------------------    Percentage
                                                    2009         2008        Inc/(Dec)      2009          2008        Inc/(Dec)
                                                 ----------   ----------    ----------   ----------    ----------    ----------
EARNINGS PER COMMON SHARE

BASIC
  Income from continuing operations
    attributable to common shareholders          $     0.59   $     0.26             #%  $     1.55    $     2.47           (37)%
  Income (Loss) from discontinued operations           0.01        (0.05)            #        (0.01)        (0.14)          (93)
                                                 ----------   ----------                 ----------    ----------
  Net income attributable to common
    shareholders                                 $     0.60   $     0.21             #%  $     1.54    $     2.33           (34)%
                                                 ==========   ==========                 ==========    ==========

  Average common shares outstanding (millions)        1,179        1,155             2%       1,168         1,154             1%
                                                 ==========   ==========                 ==========    ==========

DILUTED
  Income from continuing operations
    attributable to common shareholders          $     0.59   $     0.26             #%  $     1.54    $     2.47           (38)%
  Income (Loss) from discontinued operations           0.01        (0.05)            #            -         (0.15)            #
                                                 ----------   ----------                 ----------    ----------
  Net income attributable to common
    shareholders                                 $     0.60   $     0.21             #%  $     1.54    $     2.32           (34)%
                                                 ==========   ==========                 ==========    ==========

  Average common shares outstanding (millions)        1,184        1,155             3%       1,171         1,156             1%
                                                 ==========   ==========                 ==========    ==========

Cash dividends declared per common share         $     0.18   $     0.18             -%  $     0.72    $     0.72             -%
                                                 ==========   ==========                 ==========    ==========

                       SELECTED STATISTICAL INFORMATION

                                                      Quarters Ended                             Years Ended
                                                       December 31,                              December 31,
                                                 ------------------------    Percentage    ------------------------   Percentage
                                                    2009          2008        Inc/(Dec)       2009          2008       Inc/(Dec)
                                                 ----------    ----------    ----------    ----------    ----------   ----------
Return on average equity (A)                           14.6%         22.3%                       14.6%         22.3%
Return on average common equity (A)                    13.6%         22.1%                       13.6%         22.1%
Return on average tangible common equity (A)           17.6%         28.0%                       17.6%         28.0%
Common shares outstanding (millions)                  1,192         1,160             3%        1,192         1,160            3%
Book value per common share                      $    12.08    $    10.21            18%   $    12.08    $    10.21           18%
Shareholders' equity (billions)                  $     14.4    $     11.8            22%   $     14.4    $     11.8           22%

# - Denotes a variance of more than 100%.

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                 Quarters Ended                                Years Ended
                                                  December 31,                                 December 31,
                                             ------------------------    Percentage     ------------------------    Percentage
                                                2009          2008        Inc/(Dec)        2009          2008        Inc/(Dec)
                                             ----------    ----------    ----------     ----------    ----------    ----------
Card billed business (A):
  United States                              $    115.0    $    112.7             2%    $    423.7    $    471.1           (10)%
  Outside the United States                        57.6          47.8            21          196.1         212.2            (8)
                                             ----------    ----------                   ----------    ----------
      Total                                  $    172.6    $    160.5             8     $    619.8    $    683.3            (9)
                                             ==========    ==========                   ==========    ==========
Total cards-in-force (millions) (B):
  United States                                    48.9          54.0            (9)%         48.9          54.0            (9)%
  Outside the United States                        39.0          38.4             2           39.0          38.4             2
                                             ----------    ----------                   ----------    ----------
      Total                                        87.9          92.4            (5)          87.9          92.4            (5)
                                             ==========    ==========                   ==========    ==========
Basic cards-in-force (millions) (B):
  United States                                    38.2          42.0            (9)%         38.2          42.0            (9)%
  Outside the United States                        34.3          33.4             3     $     34.3          33.4             3
                                             ----------    ----------                   ----------    ----------
      Total                                        72.5          75.4            (4)          72.5          75.4            (4)
                                             ==========    ==========                   ==========    ==========

Average discount rate (C)                          2.51%         2.53%                        2.54%         2.55%
Average basic cardmember spending
  (dollars) (D)                              $    3,209    $    2,792            15%    $   11,213    $   12,025            (7)%
Average fee per card (dollars) (D)           $       39    $       34            15%    $       36    $       34             6%
Average fee per card adjusted (dollars) (D)  $       42    $       38            11%    $       40    $       39             3%

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $54 million and $41 million for the quarters ended December 31, 2009 and 2008, respectively, and $186 million and $146 million for the years ended December 31, 2009 and 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded was $54 million and $243 million for the quarter and year ended December 31, 2009, and $76 million and $320 million for the quarter and year ended December 31, 2008. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                  Quarters Ended                                 Years Ended
                                                   December 31,                                  December 31,
                                             -------------------------     Percentage     -------------------------    Percentage
                                                2009           2008         Inc/(Dec)        2009           2008        Inc/(Dec)
                                             ----------     ----------     ----------     ----------     ----------    ----------
Worldwide cardmember receivables:
  Total receivables                          $     33.7     $     33.0              2%    $     33.7     $     33.0            2%
  Loss reserves (millions):
    Beginning balance                        $      599     $    1,134            (47)%   $      810     $    1,149          (30)%
      Provision                                     141            426            (67)           857          1,363          (37)
      Net write-offs (A)                           (194)          (669)           (71)        (1,131)        (1,552)         (27)
      Other                                           -            (81)             #             10           (150)           #
                                             ----------     ----------                    ----------     ----------
    Ending balance                           $      546     $      810            (33)    $      546     $      810          (33)
                                             ==========     ==========                    ==========     ==========
    % of receivables                                1.6%           2.5%                          1.6%           2.5%
  Net write-off rate - USCS                         1.9%           3.5%                          3.8%           3.6%
  30 days past due as a % of total - USCS           1.8%           3.7%                          1.8%           3.7%
  Net loss ratio as a % of charge volume
    - ICS                                          0.37%          0.30%                         0.36%          0.24%
  90 days past due as a % of total - ICS            2.1%           3.1%                          2.1%           3.1%
  Net loss ratio as a % of charge volume
    - GCS                                          0.14%          0.14%                         0.19%          0.13%
  90 days past due as a % of total - GCS            1.4%           2.7%                          1.4%           2.7%

Worldwide cardmember lending - owned
  basis (B):
  Total loans                                $     32.8     $     42.2            (22)%   $     32.8     $     42.2          (22)%
  30 days past due loans as a % of total            3.6%           4.4%                          3.6%           4.4%
  Loss reserves (millions):
    Beginning balance                        $    3,359     $    2,640             27%    $    2,570     $    1,831           40%
      Provision                                     544            897            (39)         4,209          4,106            3
      Net write-offs - principal                   (589)          (702)           (16)        (2,949)        (2,643)          12
      Write-offs - interest and fees                (72)          (143)           (50)          (448)          (580)         (23)
      Other (C)                                      26           (122)             #           (114)          (144)           #
                                             ----------     ----------                    ----------     ----------
    Ending balance                           $    3,268     $    2,570             27     $    3,268     $    2,570           27
                                             ==========     ==========                    ==========     ==========
      Ending Reserves - principal            $    3,172     $    2,379             33     $    3,172     $    2,379
      Ending Reserves - interest and fees    $       96     $      191            (50)    $       96     $      191
    % of loans                                     10.0%           6.1%                         10.0%           6.1%
    % of past due                                   279%           137%                          279%           137%
  Average loans                              $     31.8     $     43.0            (26)%   $     34.8     $     47.6          (27)%
  Net write-off rate                                7.4%           6.5%                          8.5%           5.5%
  Net interest yield on cardmember
    loans (D)                                       9.5%           8.6%                          9.7%           8.8%

Worldwide cardmember lending - managed
  basis (E):
  Total loans                                $     61.8     $     72.0            (14)%   $     61.8     $     72.0          (14)%
  30 days past due loans as a % of total            3.6%           4.6%                          3.6%           4.6%
  Net write-offs - principal (millions)      $    1,106     $    1,181             (6)         5,366          4,065           32
  Average loans                              $     60.9     $     72.8            (16)%   $     63.8     $     75.0          (15)%
  Net write-off rate                                7.3%           6.5%                          8.4%           5.4%
  Net interest yield on cardmember
    loans (D)                                      10.0%           8.9%                         10.2%           9.2%

# - Denotes a variance of more than 100%.

(A) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter and full year 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent and 5.4 percent for the fourth quarter and full year 2008, respectively.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) This amount includes reserves of $(9) million for the quarter ended December 31, 2009 and $160 million for the year ended December 31, 2009 that were (added) removed in connection with (maturities) securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. The prior period included foreign currency translation and other adjustments primarily related to the reclassification of certain waived fee reserves to a contra-cardmember receivable.

(D) See Appendix III for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

(Millions)

                                                                             Quarters Ended
                                             --------------------------------------------------------------------------------
                                             December 31,    September 30,      June 30,         March 31,      December 31,
                                                 2009            2009             2009             2009             2008
                                             -------------   -------------    -------------    -------------    -------------
Revenues
Non-interest revenues
 Discount revenue                            $       3,645   $       3,373    $       3,305    $       3,066    $       3,468
 Net card fees                                         549             538              532              532              536
 Travel commissions and fees                           439             383              407              365              444
 Other commissions and fees                            438             448              439              453              522
 Securitization income, net                            190              71               (2)             141              199
 Other                                                 518             449              670              450              566
                                             -------------   -------------    -------------    -------------    -------------
   Total non-interest revenues                       5,779           5,262            5,351            5,007            5,735
                                             -------------   -------------    -------------    -------------    -------------
Interest income
 Interest and fees on loans                          1,036           1,059            1,081            1,292            1,364
 Interest and dividends on investment
   securities                                          225             229              196              154              168
 Deposits with banks and other                          11               9               11               28               36
                                             -------------   -------------    -------------    -------------    -------------
   Total interest income                             1,272           1,297            1,288            1,474            1,568
                                             -------------   -------------    -------------    -------------    -------------
Interest expense
 Deposits                                              126             109              105               85               73
 Short-term borrowings                                   1               2                7               27               72
 Long-term debt and other                              435             432              435              443              652
                                             -------------   -------------    -------------    -------------    -------------
   Total interest expense                              562             543              547              555              797
                                             -------------   -------------    -------------    -------------    -------------
   Net interest income                                 710             754              741              919              771
                                             -------------   -------------    -------------    -------------    -------------
Total revenues net of interest expense               6,489           6,016            6,092            5,926            6,506
                                             -------------   -------------    -------------    -------------    -------------
Provisions for losses
 Charge card                                           141             143              237              336              426
 Cardmember lending                                    560             989            1,303            1,414              927
 Other                                                  47              46               44               53               51
                                             -------------   -------------    -------------    -------------    -------------
   Total provisions for losses                         748           1,178            1,584            1,803            1,404
                                             -------------   -------------    -------------    -------------    -------------
Total revenues net of interest expense
  after provision for losses                         5,741           4,838            4,508            4,123            5,102
                                             -------------   -------------    -------------    -------------    -------------

Expenses
 Marketing and promotion                               713             504              352              345              524
 Cardmember rewards                                  1,178             983            1,029              846            1,088
 Cardmember services                                   143             132              131              111              140
 Salaries and employee benefits                      1,196           1,261            1,370            1,253            1,660
 Professional services                                 715             575              599              519              649
 Occupancy and equipment                               495             374              392              358              456
 Communications                                         99             105              106              104              118
 Other, net                                            241             (14)             111               43              199
                                             -------------   -------------    -------------    -------------    -------------
   Total                                             4,780           3,920            4,090            3,579            4,834
                                             -------------   -------------    -------------    -------------    -------------
Pretax income from continuing operations               961             918              418              544              268
Income tax provision (benefit)                         251             276               76              101              (38)
                                             -------------   -------------    -------------    -------------    -------------
Income from continuing operations                      710             642              342              443              306
Income (Loss) from discontinued
  operations, net of tax                                 6              (2)              (5)              (6)             (66)
                                             -------------   -------------    -------------    -------------    -------------
Net income                                   $         716   $         640    $         337    $         437    $         240
                                             =============   =============    =============    =============    =============
Income from continuing operations
  attributable to common shareholders (A)    $         701   $         634    $         107    $         367    $         305
                                             =============   =============    =============    =============    =============
Net income attributable to common
  shareholders (A)                           $         707   $         632    $         102    $         361    $         239
                                             =============   =============    =============    =============    =============

(A) Represents income from continuing operations or net income, as applicable, less (i) accelerated preferred dividend accretion of $212 million for the quarter ended June 30, 2009 due to the repurchase of $3.39 billion of preferred shares issued as part of the Capital Purchase Program (CPP), (ii) preferred share dividends and related accretion of $22 million for the quarter ended June 30, 2009 and $72 million for the quarter ended March 31, 2009, respectively, and (iii) earnings allocated to participating share awards of $9 million for the quarter ended December 31, 2009, $8 million for the quarter ended September 30, 2009, $1 million for the quarter ended June 30, 2009, $4 million for the quarter ended March 31, 2009, and $1 million for the quarter ended December 31, 2008, respectively.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY

(Millions)

                                                                              Quarters Ended
                                             ---------------------------------------------------------------------------------
                                             December 31,     September 30,       June 30,        March 31,      December 31,
                                                 2009             2009              2009            2009             2008
                                             -------------    -------------    -------------    -------------    -------------
TOTAL REVENUES NET OF INTEREST EXPENSE
 U.S. Card Services                          $       3,109    $       2,903    $       2,805    $       3,074    $       3,223
 International Card Services                         1,221            1,148            1,091            1,023            1,098
 Global Commercial Services                          1,102              997            1,003              944            1,044
 Global Network & Merchant Services                  1,007              963              910              836              945
                                             -------------    -------------    -------------    -------------    -------------
                                                     6,439            6,011            5,809            5,877            6,310
 Corporate & Other, including
   adjustments and eliminations                         50                5              283               49              196
                                             -------------    -------------    -------------    -------------    -------------

CONSOLIDATED TOTAL REVENUES NET OF
  INTEREST EXPENSE                           $       6,489    $       6,016    $       6,092    $       5,926    $       6,506
                                             =============    =============    =============    =============    =============

PRETAX INCOME (LOSS) FROM CONTINUING
 OPERATIONS
 U.S. Card Services                          $         567    $         139    $        (332)   $         (50)   $          49
 International Card Services                            46              127               49                8              (38)
 Global Commercial Services                            171              170               99              128              (42)
 Global Network & Merchant Services                    298              358              360              365              303
                                             -------------    -------------    -------------    -------------    -------------
                                                     1,082              794              176              451              272

 Corporate & Other                                    (121)             124              242               93               (4)
                                             -------------    -------------    -------------    -------------    -------------

PRETAX INCOME FROM CONTINUING OPERATIONS     $         961    $         918    $         418    $         544    $         268
                                             =============    =============    =============    =============    =============

NET INCOME (LOSS)
 U.S. Card Services                          $         365    $         109    $        (200)   $         (25)   $          64
 International Card Services                            73              127               64               39               36
 Global Commercial Services                            117              116               71               86               (7)
 Global Network & Merchant Services                    185              240              236              237              215
                                             -------------    -------------    -------------    -------------    -------------
                                                       740              592              171              337              308

 Corporate & Other                                     (30)              50              171              106               (2)
                                             -------------    -------------    -------------    -------------    -------------
 Income from continuing operations                     710              642              342              443              306
 Income (Loss) from discontinued
   operations, net of tax                                6               (2)              (5)              (6)             (66)
                                             -------------    -------------    -------------    -------------    -------------

NET INCOME                                   $         716    $         640    $         337    $         437    $         240
                                             =============    =============    =============    =============    =============

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)

                                                                             Quarters Ended
                                             -------------------------------------------------------------------------------
                                              December 31,   September 30,      June 30,        March 31,      December 31,
                                                 2009             2009            2009            2009             2008
                                             -------------   -------------    -------------   -------------    -------------
EARNINGS PER COMMON SHARE

BASIC
 Income from continuing operations
   attributable to common shareholders       $        0.59   $        0.54    $        0.09   $        0.32    $        0.26
 Income (Loss) from discontinued
   operations                                         0.01               -                -           (0.01)           (0.05)
                                             -------------   -------------    -------------   -------------    -------------
 Net income attributable to common
   shareholders                              $        0.60   $        0.54    $        0.09   $        0.31    $        0.21
                                             =============   =============    =============   =============    =============

 Average common shares outstanding
   (millions)                                        1,179           1,178            1,162           1,156            1,155
                                             =============   =============    =============   =============    =============

DILUTED
 Income from continuing operations
   attributable to common shareholders       $        0.59   $        0.54    $        0.09   $        0.32    $        0.26
 Income (Loss) from discontinued
   operations                                         0.01           (0.01)               -           (0.01)           (0.05)
                                             -------------   -------------    -------------   -------------    -------------
 Net income attributable to common
   shareholders                              $        0.60   $        0.53    $        0.09   $        0.31    $        0.21
                                             =============   =============    =============   =============    =============

 Average common shares outstanding
   (millions)                                        1,184           1,181            1,165           1,156            1,155
                                             =============   =============    =============   =============    =============

Cash dividends declared per common share     $        0.18   $        0.18    $        0.18   $        0.18    $        0.18
                                             =============   =============    =============   =============    =============

                       SELECTED STATISTICAL INFORMATION

                                                                              Quarters Ended
                                             ---------------------------------------------------------------------------------
                                              December 31,    September 30,       June 30,        March 31,      December 31,
                                                 2009             2009              2009            2009             2008
                                             -------------    -------------    -------------    -------------    -------------
Return on average equity (A)                          14.6%            11.7%            13.2%            16.3%            22.3%
Return on average common equity (A)                   13.6%            10.4%            12.0%            16.7%            22.1%
Return on average tangible common
  equity (A)                                          17.6%            13.5%            15.6%            21.6%            28.0%
Common shares outstanding (millions)                 1,192            1,189            1,189            1,168            1,160
Book value per common share                  $       12.08    $       11.72    $       11.28    $       10.61    $       10.21
Shareholders' equity (billions)              $        14.4    $        13.9    $        13.4    $        15.8    $        11.8

(A) Refer to Appendix I for components of return on average equity, return on average common equity and return on average tangible common equity.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                             ---------------------------------------------------------------------------------
                                              December 31,    September 30,       June 30,        March 31,      December 31,
                                                 2009             2009             2009             2009             2008
                                             -------------    -------------    -------------    -------------    -------------
Card billed business (A):
 United States                               $       115.0    $       106.5    $       104.8    $        97.4    $       112.7
 Outside the United States                            57.6             50.1             46.6             41.8             47.8
                                             -------------    -------------    -------------    -------------    -------------
  Total                                      $       172.6    $       156.6    $       151.4    $       139.2    $       160.5
                                             =============    =============    =============    =============    =============
Total cards-in-force (millions) (B):
 United States                                        48.9             49.4             49.8             53.4             54.0
 Outside the United States                            39.0             39.0             38.7             38.2             38.4
                                             -------------    -------------    -------------    -------------    -------------
  Total                                               87.9             88.4             88.5             91.6             92.4
                                             =============    =============    =============    =============    =============
Basic cards-in-force (millions) (B):
 United States                                        38.2             38.6             38.7             41.6             42.0
 Outside the United States                            34.3             34.3             33.9             33.3             33.4
                                             -------------    -------------    -------------    -------------    -------------
  Total                                               72.5             72.9             72.6             74.9             75.4
                                             =============    =============    =============    =============    =============

Average discount rate (C)                             2.51%            2.54%            2.55%            2.56%            2.53%
Average basic cardmember spending
  (dollars) (D)                              $       3,209    $       2,898    $       2,712    $       2,443    $       2,792
Average fee per card (dollars) (D)           $          39    $          37    $          35    $          34    $          34
Average fee per card adjusted (dollars) (D)  $          42    $          41    $          39    $          38    $          38

(A) Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards. Card billed business is reflected in the United States or outside the United States based on where the cardmember is domiciled.

(B) Total cards-in-force represents the number of cards that are issued and outstanding. Proprietary basic consumer cards-in-force includes basic cards issued to the primary account owner and does not include additional supplemental cards issued on that account. Proprietary basic small business and corporate cards-in-force include basic and supplemental cards issued to employee cardmembers. Non-proprietary basic cards-in-force includes all cards that are issued and outstanding under network partnership agreements.

(C) This calculation is designed to approximate merchant pricing. It represents the percentage of billed business (both proprietary and Global Network Services) retained by the Company from merchants it acquires, prior to payments to third parties unrelated to merchant acceptance.

(D) Average basic cardmember spending and average fee per card are computed from proprietary card activities only. Average fee per card is computed based on net card fees, including the amortization of deferred direct acquisition costs, plus card fees included in interest and fees on loans (including related amortization of deferred direct acquisition costs), divided by average worldwide proprietary cards-in-force. The card fees related to cardmember loans included in interest and fees on loans were $54 million for the quarter ended December 31, 2009, $47 million for the quarter ended September 30, 2009, $45 million for the quarter ended June 30, 2009, $40 million for the quarter ended March 31, 2009, and $41 million for the quarter ended December 31, 2008, respectively. The adjusted average fee per card is computed in the same manner, but excludes amortization of deferred direct acquisition costs (a portion of which is charge card related and included in net card fees and a portion of which is lending related and included in interest and fees on loans). The amount of amortization excluded for these periods was $54 million for the quarter ended December 31, 2009, $57 million for the quarter ended September 30, 2009, $62 million for the quarter ended June 30, 2009, $70 million for the quarter ended March 31, 2009, and $76 million for the quarter ended December 31, 2008, respectively. The Company presents adjusted average fee per card because management believes that this metric presents a useful indicator of card fee pricing across a range of its proprietary card products.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                 SELECTED STATISTICAL INFORMATION (CONTINUED)

(Billions, except percentages and where indicated)

                                                                              Quarters Ended
                                           -------------------------------------------------------------------------------------
                                            December 31,     September 30,       June 30,          March 31,        December 31,
                                               2009              2009              2009              2009              2008
                                           -------------     -------------     -------------     -------------     -------------
Worldwide cardmember receivables:
 Total receivables                         $        33.7     $        32.1     $        31.4     $        30.3     $        33.0
 Loss reserves (millions):
  Beginning balance                        $         599     $         714     $         810     $         810     $       1,134
   Provision                                         141               143               237               336               426
   Net write-offs (A)                               (194)             (265)             (340)             (332)             (669)
   Other                                               -                 7                 7                (4)              (81)
                                           -------------     -------------     -------------     -------------     -------------
  Ending balance                           $         546     $         599     $         714     $         810     $         810
                                           =============     =============     =============     =============     =============
  % of receivables                                   1.6%              1.9%              2.3%              2.7%              2.5%
 Net write-off rate - USCS (A)                       1.9%              3.2%              5.2%              4.9%              3.5%
 30 days past due as a % of total - USCS             1.8%              2.2%              2.6%              3.7%              3.7%
 Net loss ratio as a % of charge volume
   - ICS                                            0.37%             0.37%             0.36%             0.35%             0.30%
 90 days past due as a % of total - ICS              2.1%              2.5%              3.0%              3.3%              3.1%
 Net loss ratio as a % of charge volume
   - GCS                                            0.14%             0.23%             0.22%             0.17%             0.14%
 90 days past due as a % of total - GCS              1.4%              1.5%              1.9%              2.4%              2.7%

Worldwide cardmember lending - owned
  basis (B):
 Total loans                               $        32.8     $        31.5     $        32.5     $        36.7     $        42.2
 30 days past due loans as a % of total              3.6%              4.0%              4.3%              4.9%              4.4%
 Loss reserves (millions):
  Beginning balance                        $       3,359     $       3,219     $       3,013     $       2,570     $       2,640
   Provision                                         544               973             1,291             1,401               897
   Net write-offs - principal                       (589)             (731)             (847)             (782)             (702)
   Write-offs - interest and fees                    (72)              (90)             (131)             (155)             (143)
   Other (C)                                          26               (12)             (107)              (21)             (122)
                                           -------------     -------------     -------------     -------------     -------------
  Ending balance                           $       3,268     $       3,359     $       3,219     $       3,013     $       2,570
                                           =============     =============     =============     =============     =============
   Ending Reserves - principal             $       3,172     $       3,246     $       3,035     $       2,806     $       2,379
   Ending Reserves - interest and fees     $          96     $         113     $         184     $         207     $         191
  % of loans                                        10.0%             10.7%              9.9%              8.2%              6.1%
  % of past due                                      279%              264%              230%              168%              137%
 Average loans                             $        31.8     $        32.3     $        35.2     $        39.0     $        43.0
 Net write-off rate                                  7.4%              9.1%              9.6%              8.0%              6.5%
 Net interest yield on cardmember
   loans (D)                                         9.5%              9.7%              9.2%             10.5%              8.6%

Worldwide cardmember lending - managed
  basis (E):
 Total loans                               $        61.8     $        60.7     $        62.9     $        65.0     $        72.0
 30 days past due loans as a % of total              3.6%              4.0%              4.3%              5.0%              4.6%
 Net write-offs - principal (millions)     $       1,106     $       1,327     $       1,541     $       1,392     $       1,181
 Average loans                             $        60.9     $        61.8     $        63.9     $        67.9     $        72.8
 Net write-off rate                                  7.3%              8.6%              9.7%              8.2%              6.5%
 Net interest yield on cardmember
   loans (D)                                        10.0%             10.0%              9.9%             10.9%              8.9%

(A) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(B) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(C) This amount includes reserves of $(9) million for the quarter ended December 31, 2009, $25 million for the quarter ended September 30, 2009 and $144 million for the quarter ended June 30, 2009 that were (added) removed in connection with (maturities) securitizations during the period. The offset is in the allocated cost of the associated retained subordinated securities. This amount also includes foreign currency translation adjustments. Prior periods included foreign currency translation adjustments, and the quarter ended December 31, 2008 also included other adjustments primarily related to the reclassification of waived fee reserves to a contra-cardmember receivable.

(D) See Appendix III for discussion of net interest yield on cardmember loans.

(E) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                      Quarters Ended                             Years Ended
                                                       December 31,                              December 31,
                                                 -----------------------    Percentage     -----------------------   Percentage
                                                    2009         2008        Inc/(Dec)        2009         2008       Inc/(Dec)
                                                 ----------   ----------    ----------     ----------   ----------   ----------
Revenues
 Discount revenue, net card fees and other       $    2,380   $    2,465            (3)%   $    9,125   $   10,357          (12)%
 Securitization income, net                             190          199            (5)           400        1,070          (63)
 Interest income                                        755        1,049           (28)         3,221        4,736          (32)
 Interest expense                                       216          490           (56)           855        2,166          (61)
                                                 ----------   ----------                   ----------   ----------
   Net interest income                                  539          559            (4)         2,366        2,570           (8)
                                                 ----------   ----------                   ----------   ----------
Total revenues net of interest expense                3,109        3,223            (4)        11,891       13,997          (15)
                                                 ----------   ----------                   ----------   ----------
Provisions for losses                                   346        1,051           (67)         3,769        4,389          (14)
                                                 ----------   ----------                   ----------   ----------
Total revenues net of interest expense after
  provisions for losses                               2,763        2,172            27          8,122        9,608          (15)
                                                 ----------   ----------                   ----------   ----------
Expenses
 Marketing, promotion, rewards and cardmember
   services                                           1,306        1,208             8          4,266        4,837          (12)
 Salaries and employee benefits and other
   operating expenses                                   890          915            (3)         3,532        3,630           (3)
                                                 ----------   ----------                   ----------   ----------
   Total                                              2,196        2,123             3          7,798        8,467           (8)
                                                 ----------   ----------                   ----------   ----------
Pretax segment income                                   567           49             #            324        1,141          (72)
Income tax provision (benefit)                          202          (15)            #             75          289          (74)
                                                 ----------   ----------                   ----------   ----------
Segment income                                   $      365   $       64             #     $      249   $      852          (71)
                                                 ==========   ==========                   ==========   ==========

# - Denotes a variance of more than 100%.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                  $    2,380   $    2,465           (3)%  $    9,125   $   10,357          (12)
    Securitization adjustments                              71          110          (35)          331          400          (17)
                                                    ----------   ----------                 ----------   ----------
    Managed discount revenue, net card fees
      and other                                     $    2,451   $    2,575           (5)   $    9,456   $   10,757          (12)
                                                    ----------   ----------                 ----------   ----------
  Interest income:
    Reported for the period (GAAP)                  $      755   $    1,049          (28)   $    3,221   $    4,736          (32)
    Securitization adjustments                             726          902          (20)        3,097        3,512          (12)
                                                    ----------   ----------                 ----------   ----------
    Managed interest income                         $    1,481   $    1,951          (24)   $    6,318   $    8,248          (23)
                                                    ----------   ----------                 ----------   ----------
  Securitization income, net:
    Reported for the period (GAAP)                  $      190   $      199           (5)   $      400   $    1,070          (63)
    Securitization adjustments                            (190)        (199)          (5)         (400)      (1,070)         (63)
                                                    ----------   ----------                 ----------   ----------
    Managed securitization income, net              $        -   $        -            -    $        -   $        -            -
                                                    ----------   ----------                 ----------   ----------
  Interest expense:
    Reported for the period (GAAP)                  $      216   $      490          (56)   $      855   $    2,166          (61)
    Securitization adjustments                              55          230          (76)          244          830          (71)
                                                    ----------   ----------                 ----------   ----------
    Managed interest expense                        $      271   $      720          (62)   $    1,099   $    2,996          (63)
                                                    ----------   ----------                 ----------   ----------
  Provisions for losses:
    Reported for the period (GAAP)                  $      346   $    1,051          (67)   $    3,769   $    4,389          (14)
    Securitization adjustments                             572          577           (1)        2,573        2,002           29
                                                    ----------   ----------                 ----------   ----------
    Managed provisions for losses                   $      918   $    1,628          (44)   $    6,342   $    6,391           (1)
                                                    ----------   ----------                 ----------   ----------

# - Denotes a variance of more than 100%.

For U.S. Card Services, the managed basis presentation assumes that there have been no off-balance sheet securitization transactions, i.e., all securitized cardmember loans and related income effects are reflected as if they were in the Company's balance sheets and income statements, respectively. For the managed basis presentation, revenue and expenses related to securitized cardmember loans are reflected in other commissions and fees (included above in discount revenue, net card fees and other), interest income, interest expense, and provisions for losses. On a managed basis, there is no securitization income, net as the managed basis presentation assumes no securitization transactions have occurred.

The Company presents U.S. Card Services information on a managed basis because that is the way the Company's management views and manages the business. Management believes that a full picture of trends in the Company's cardmember lending business can only be derived by evaluating the performance of both securitized and non-securitized cardmember loans. Management also believes that use of a managed basis presentation presents a more comprehensive portrayal of the key dynamics of the cardmember lending business. Irrespective of the on and off-balance sheet funding mix, it is important for management and investors to see metrics for the entire cardmember lending portfolio because they are more representative of the economics of the aggregate cardmember relationships and ongoing business performance and trends over time. It is also important for investors to see the overall growth of cardmember loans and related revenue in order to evaluate market share. These metrics are significant in evaluating the Company's performance and can only be properly assessed when all non-securitized and securitized cardmember loans are viewed together on a managed basis. The Company does not currently securitize international loans.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)


                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Card billed business                                $     92.1   $     92.0            -%   $    339.4   $    382.0          (11)%
Total cards-in-force (millions)                           39.5         44.2          (11)%        39.5         44.2          (11)%
Basic cards-in-force (millions)                           29.5         32.9          (10)%        29.5         32.9          (10)%
Average basic cardmember spending (dollars)         $    3,112   $    2,758           13%   $   10,957   $   11,594           (5)%

U.S. Consumer Travel:
    Travel sales (millions)                         $      609   $      655           (7)%  $    2,561   $    3,113          (18)%
    Travel commissions and fees/sales                      8.5%         7.8%                       8.4%         8.2%

Total segment assets                                $     57.9   $     77.8          (26)%  $     57.9   $     77.8          (26)%
Segment capital (millions) (A)                      $    6,510   $    4,788           36%   $    6,510   $    4,788           36%
Return on average segment capital (B)                      4.5%        18.0%                       4.5%        18.0%
Return on average tangible segment capital (B)             4.8%        19.0%                       4.8%        19.0%

Cardmember receivables:
  Total receivables                                 $     17.8   $     17.8            -%   $     17.8   $     17.8            -%
  30 days past due receivables as a % of total             1.8%         3.7%                       1.8%         3.7%
  Average receivables                               $     16.5   $     18.1           (9)%  $     16.1   $     19.2          (16)%
  Net write-off rate (C)                                   1.9%         3.5%                       3.8%         3.6%

Cardmember lending - owned basis (D):
  Total loans                                       $     23.5   $     32.7          (28)%  $     23.5   $     32.7          (28)%
  30 days past due loans as a % of total                  3.7%          4.7%                       3.7%         4.7%
  Average loans                                     $     22.7   $     33.2          (32)%  $     25.9   $     36.7          (29)%
  Net write-off rate                                       8.0%         7.0%                       9.1%         5.8%
  Net interest yield on cardmember loans (E)               8.6%         8.2%                       9.0%         8.5%

Cardmember lending - managed basis (F):
  Total loans                                       $     52.6   $     62.4          (16)%  $     52.6   $     62.4          (16)%
  30 days past due loans as a % of total                   3.7%         4.7%                       3.7%         4.7%
  Average loans                                     $     51.8   $     63.0          (18)%  $     54.9   $     64.0          (14)%
  Net write-off rate                                       7.5%         6.7%                       8.7%         5.5%
  Net interest yield on cardmember loans (E)               9.7%         8.7%                       9.9%         9.1%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter and full year 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent and 5.4 percent for the fourth quarter and full year 2008, respectively.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(F) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $       2,380   $       2,267   $       2,273   $       2,205   $       2,465
  Securitization income, net                                   190              71              (2)            141             199
  Interest income                                              755             772             748             946           1,049
  Interest expense                                             216             207             214             218             490
                                                     -------------   -------------   -------------   -------------   -------------
    Net interest income                                        539             565             534             728             559
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       3,109           2,903           2,805           3,074           3,223
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                          346             850           1,190           1,383           1,051
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
  provisions for losses                                      2,763           2,053           1,615           1,691           2,172
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                                 1,306           1,050           1,021             889           1,208
  Salaries and employee benefits and other
    operating expenses                                         890             864             926             852             915
                                                     -------------   -------------   -------------   -------------   -------------
      Total                                                  2,196           1,914           1,947           1,741           2,123
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                   567             139            (332)            (50)             49
Income tax provision (benefit)                                 202              30            (132)            (25)            (15)
                                                     -------------   -------------   -------------   -------------   -------------
Segment income (loss)                                $         365   $         109   $        (200)  $         (25)  $          64
                                                     =============   =============   =============   =============   =============

(Preliminary)

                              U.S. CARD SERVICES
                        SELECTED FINANCIAL INFORMATION
                          MANAGED BASIS PRESENTATION

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
INCOME STATEMENT DATA
  Discount revenue, net card fees and other:
    Reported for the period (GAAP)                   $       2,380   $       2,267   $       2,273   $       2,205   $       2,465
    Securitization adjustments                                  71              82              79              99             110
                                                     -------------   -------------   -------------   -------------   -------------
    Managed discount revenue, net card fees and
      other                                          $       2,451   $       2,349   $       2,352   $       2,304   $       2,575
                                                     -------------   -------------   -------------   -------------   -------------
  Interest income:
    Reported for the period (GAAP)                   $         755   $         772   $         748   $         946   $       1,049
    Securitization adjustments                                 726             714             771             886             902
                                                     -------------   -------------   -------------   -------------   -------------
    Managed interest income                          $       1,481   $       1,486   $       1,519   $       1,832   $       1,951
                                                     -------------   -------------   -------------   -------------   -------------
  Securitization income, net:
    Reported for the period (GAAP)                   $         190   $          71   $          (2)  $         141   $         199
    Securitization adjustments                                (190)            (71)              2            (141)           (199)
                                                     -------------   -------------   -------------   -------------   -------------
    Managed securitization income, net               $           -   $           -   $           -   $           -   $           -
                                                     -------------   -------------   -------------   -------------   -------------
  Interest expense:
    Reported for the period (GAAP)                   $         216   $         207   $         214   $         218   $         490
    Securitization adjustments                                  55              58              48              83             230
                                                     -------------   -------------   -------------   -------------   -------------
    Managed interest expense                         $         271   $         265   $         262   $         301   $         720
                                                     -------------   -------------   -------------   -------------   -------------
  Provisions for losses:
    Reported for the period (GAAP)                   $         346   $         850   $       1,190   $       1,383   $       1,051
    Securitization adjustments                                 572             529             836             636             577
                                                     -------------   -------------   -------------   -------------   -------------
    Managed provisions for losses                    $         918   $       1,379   $       2,026   $       2,019   $       1,628
                                                     -------------   -------------   -------------   -------------   -------------

See page 21 for discussion of managed basis presentation.

(Preliminary)

                              U.S. CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        92.1   $        85.2   $        84.1   $        78.0   $        92.0
Total cards-in-force (millions)                               39.5            39.8            40.2            43.4            44.2
Basic cards-in-force (millions)                               29.5            29.7            29.8            32.3            32.9
Average basic cardmember spending (dollars)          $       3,112   $       2,851   $       2,667   $       2,391   $       2,758

U.S. Consumer Travel:
    Travel sales                                     $         0.6   $         0.6   $         0.7   $         0.6   $         0.7
    Travel commissions and fees/sales                          8.5%            8.4%            8.5%            8.1%            7.8%

Total segment assets                                 $        57.9   $        53.2   $        54.1   $        55.6   $        77.8
Segment capital (A)                                  $         6.5   $         5.8   $         5.9   $         4.8   $         4.8
Return on average segment capital (B)                          4.5%           -1.0%            1.6%            6.3%           18.0%
Return on average tangible segment capital (B)                 4.8%           -1.1%            1.7%            6.7%           19.0%

Cardmember receivables:
  Total receivables                                  $        17.8   $        15.9   $        15.9   $        15.6   $        17.8
  30 days past due receivables as a % of total                 1.8%            2.2%            2.6%            3.7%            3.7%
  Average receivables                                $        16.5   $        15.8   $        15.7   $        16.1   $        18.1
  Net write-off rate (C)                                       1.9%            3.2%            5.2%            4.9%            3.5%

Cardmember lending - owned basis (D):
  Total loans                                        $        23.5   $        22.7   $        23.6   $        28.2   $        32.7
  30 days past due loans as a % of total                       3.7%            4.2%            4.4%            5.1%            4.7%
  Average loans                                      $        22.7   $        23.4   $        26.5   $        30.2   $        33.2
  Net write-off rate                                           8.0%            9.8%           10.3%            8.5%            7.0%
  Net interest yield on cardmember loans (E)                   8.6%            8.8%            8.3%           10.2%            8.2%

Cardmember lending - managed basis (F):
  Total loans                                        $        52.6   $        51.9   $        54.0   $        56.5   $        62.4
  30 days past due loans as a % of total                       3.7%            4.1%            4.4%            5.1%            4.7%
  Average loans                                      $        51.8   $        52.9   $        55.1   $        59.1   $        63.0
  Net write-off rate                                           7.5%            8.9%           10.0%            8.5%            6.7%
  Net interest yield on cardmember loans (E)                   9.7%            9.6%            9.5%           10.8%            8.7%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) In the fourth quarter of 2008, the Company revised the time period in which past due cardmember receivables in U.S. Card Services are written off to 180 days past due, consistent with applicable regulatory guidance. Previously, receivables were written off when 360 days past due. The net write-offs for the fourth quarter of 2008 include write-offs of $341 million resulting from this write-off methodology change, which is not reflected in the net write-off rate for U.S. Card Services. Including the $341 million in write-offs, the net write-off rate was 11.0 percent for the fourth quarter of 2008.

(D) "Owned," a GAAP basis measurement, reflects only cardmember loans included in the Company's Consolidated Balance Sheets.

(E) See Appendix IV for discussion of net interest yield on cardmember loans.

(F) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. The difference between the "owned basis" (GAAP) information and "managed basis" information is attributable to the effects of securitization activities. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Revenues
  Discount revenue, net card fees and other         $      943   $      864            9%   $    3,404   $    3,758           (9)%
                                                    ----------   ----------                 ----------   ----------
  Interest income                                          397          427           (7)        1,588        1,984          (20)
  Interest expense                                         119          193          (38)          509          961          (47)
                                                    ----------   ----------                 ----------   ----------
    Net interest income                                    278          234           19         1,079        1,023            5
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense                   1,221        1,098           11         4,483        4,781           (6)
                                                    ----------   ----------                 ----------   ----------
Provisions for losses                                      324          243           33         1,211        1,030           18
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense after
  provisions for losses                                    897          855            5         3,272        3,751          (13)
                                                    ----------   ----------                 ----------   ----------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                               374          303           23         1,221        1,453          (16)
  Salaries and employee benefits and other
    operating expenses                                     477          590          (19)        1,821        2,145          (15)
                                                    ----------   ----------                 ----------   ----------
      Total                                                851          893           (5)        3,042        3,598          (15)
                                                    ----------   ----------                 ----------   ----------
Pretax segment income (loss)                                46          (38)           #           230          153           50
Income tax benefit                                         (27)         (74)         (64)          (73)        (198)         (63)
                                                    ----------   ----------                 ----------   ----------
Segment income                                      $       73   $       36            #    $      303   $      351          (14)
                                                    ==========   ==========                 ==========   ==========

# - Denotes variance of more than 100%.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Card billed business                                $     27.5   $     24.2           14%   $     94.9   $    106.1          (11)%
Total cards-in-force (millions)                           15.0         16.3           (8)%        15.0         16.3           (8)%
Basic cards-in-force (millions)                           10.5         11.4           (8)%        10.5         11.4           (8)%
Average basic cardmember spending (dollars)         $    2,618   $    2,109           24%   $    8,758   $    9,292           (6)%

International Consumer Travel:
  Travel sales (millions)                           $      278   $      266            5%   $      985   $    1,267          (22)%
  Travel commissions and fees/sales                        9.0%         7.5%                       8.6%         8.1%

Total segment assets                                $     20.4   $     20.4            -%   $     20.4   $     20.4            -%
Segment capital (millions) (A)                      $    2,164   $    1,997            8%   $    2,164   $    1,997            8%
Return on average segment capital (B)                     14.3%        16.7%                      14.3%        16.7%
Return on average tangible segment capital (B)            19.3%        22.5%                      19.3%        22.5%

Cardmember receivables:
  Total receivables                                 $      5.9   $      5.6            5%   $      5.9   $      5.6            5%
  90 days past due as a % of total                         2.1%         3.1%                       2.1%         3.1%
  Net loss ratio as a % of charge volume                  0.37%        0.30%                      0.36%        0.24%

Cardmember lending:
  Total loans                                       $      9.2   $      9.5           (3)%  $      9.2   $      9.5           (3)%
  30 days past due loans as a % of total                   3.3%         3.6%                       3.3%         3.6%
  Average loans                                     $      9.0   $      9.8           (8)%  $      8.9   $     10.9          (18)%
  Net write-off rate                                       6.1%         5.1%                       6.8%         4.8%
  Net interest yield on cardmember loans (C)              11.7%         9.8%                      11.9%         9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $         943   $         866   $         823   $         772   $         864
                                                     -------------   -------------   -------------   -------------   -------------
  Interest income                                              397             392             399             400             427
  Interest expense                                             119             110             131             149             193
                                                     -------------   -------------   -------------   -------------   -------------
    Net interest income                                        278             282             268             251             234
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       1,221           1,148           1,091           1,023           1,098
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                          324             250             302             335             243
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
  provisions for losses                                        897             898             789             688             855
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                                   374             302             287             258             303
  Salaries and employee benefits and other
    operating expenses                                         477             469             453             422             590
                                                     -------------   -------------   -------------   -------------   -------------
      Total                                                    851             771             740             680             893
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                    46             127              49               8             (38)
Income tax benefit                                             (27)              -             (15)            (31)            (74)
                                                     -------------   -------------   -------------   -------------   -------------
Segment income                                       $          73   $         127   $          64   $          39   $          36
                                                     =============   =============   =============   =============   =============

(Preliminary)

                          INTERNATIONAL CARD SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        27.5   $        24.2   $        22.7   $        20.5   $        24.2
Total cards-in-force (millions)                               15.0            15.2            15.5            15.8            16.3
Basic cards-in-force (millions)                               10.5            10.6            10.8            11.0            11.4
Average basic cardmember spending (dollars)          $       2,618   $       2,273   $       2,083   $       1,823   $       2,109

International Consumer Travel:
  Travel sales                                       $         0.3   $         0.3   $         0.2   $         0.2   $         0.3
  Travel commissions and fees/sales                            9.0%            8.5%            8.7%            8.3%            7.5%

Total segment assets                                 $        20.4   $        19.3   $        19.3   $        17.7   $        20.4
Segment capital (A)                                  $         2.2   $         2.3   $         2.2   $         2.0   $         2.0
Return on average segment capital (B)                         14.3%           12.4%            9.7%           12.3%           16.7%
Return on average tangible segment capital (B)                19.3%           16.7%           13.1%           16.6%           22.5%

Cardmember receivables:
  Total receivables                                  $         5.9   $         5.6   $         5.4   $         5.0   $         5.6
  90 days past due as a % of total                             2.1%            2.5%            3.0%            3.3%            3.1%
  Net loss ratio as a % of charge volume                      0.37%           0.37%           0.36%           0.35%           0.30%

Cardmember lending:
  Total loans                                        $         9.2   $         8.8   $         8.9   $         8.5   $         9.5
  30 days past due loans as a % of total                       3.3%            3.7%            4.0%            4.2%            3.6%
  Average loans                                      $         9.0   $         8.9   $         8.7   $         8.8   $         9.8
  Net write-off rate                                           6.1%            7.1%            7.5%            6.4%            5.1%
  Net interest yield on cardmember loans (C)                  11.7%           12.3%           12.2%           11.7%            9.8%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(C) See Appendix IV for discussion of net interest yield on cardmember loans.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Revenues
  Discount revenue, net card fees and other         $    1,124   $    1,150           (2)%  $    4,157   $    5,081          (18)%
                                                    ----------   ----------                 ----------   ----------
  Interest income                                           11           30          (63)           61          168          (64)
  Interest expense                                          33          136          (76)          172          553          (69)
                                                    ----------   ----------                 ----------   ----------
    Net interest income                                    (22)        (106)         (79)         (111)        (385)         (71)
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense                   1,102        1,044            6         4,046        4,696          (14)
                                                    ----------   ----------                 ----------   ----------
Provisions for losses                                       37           69          (46)          177          231          (23)
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense after
  provisions for losses                                  1,065          975            9         3,869        4,465          (13)
                                                    ----------   ----------                 ----------   ----------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                                98           79           24           332          377          (12)
  Salaries and employee benefits and other
    operating expenses                                     796          938          (15)        2,969        3,395          (13)
                                                    ----------   ----------                 ----------   ----------
      Total                                                894        1,017          (12)        3,301        3,772          (12)
                                                    ----------   ----------                 ----------   ----------
Pretax segment income (loss)                               171          (42)           #           568          693          (18)
Income tax provision (benefit)                              54          (35)           #           178          188           (5)
                                                    ----------   ----------                 ----------   ----------
Segment income (loss)                               $      117   $       (7)           #    $      390   $      505          (23)
                                                    ==========   ==========                 ==========   ==========

# - Denotes variance of more than 100%.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008      Inc/(Dec)        2009         2008      Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Card billed business                                $     31.0   $     28.7            8%   $    111.2   $    129.2          (14)%
Total cards-in-force (millions)                            7.1          7.1            -%          7.1          7.1            -%
Basic cards-in-force (millions)                            7.1          7.1            -%          7.1          7.1            -%
Average basic cardmember spending (dollars)         $    4,357   $    4,070            7%   $   15,544   $   18,527          (16)%

Global Corporate Travel:
  Travel sales                                      $      4.1   $      4.3           (5)%  $     14.6   $     21.0          (30)%
  Travel commissions and fees/sales                        8.8%         8.4%                       8.8%         7.8%

Total segment assets                                $     22.9   $     25.1           (9)%  $     22.9   $     25.1           (9)%
Segment capital (millions) (A)                      $    3,445   $    3,550           (3)%  $    3,445   $    3,550           (3)%
Return on average segment capital (B)                     11.3%        15.8%                      11.3%        15.8%
Return on average tangible segment capital (B)            25.9%        34.3%                      25.9%        34.3%

Cardmember receivables:
  Total receivables                                 $      9.8   $      9.4            4%   $      9.8   $      9.4            4%
  90 days past due as a % of total                         1.4%         2.7%                       1.4%         2.7%
  Net loss ratio as a % of charge volume                  0.14%        0.14%                      0.19%        0.13%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, net card fees and other          $       1,124   $       1,017   $       1,035   $         981   $       1,150
                                                     -------------   -------------   -------------   -------------   -------------
  Interest income                                               11               8              21              21              30
  Interest expense                                              33              28              53              58             136
                                                     -------------   -------------   -------------   -------------   -------------
    Net interest income                                        (22)            (20)            (32)            (37)           (106)
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       1,102             997           1,003             944           1,044
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                           37              40              53              47              69
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
  provisions for losses                                      1,065             957             950             897             975
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
  Marketing, promotion, rewards and cardmember
    services                                                    98              81              74              79              79
  Salaries and employee benefits and other
    operating expenses                                         796             706             777             690             938
                                                     -------------   -------------   -------------   -------------   -------------
       Total                                                   894             787             851             769           1,017
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income (loss)                                   171             170              99             128             (42)
Income tax provision (benefit)                                  54              54              28              42             (35)
                                                     -------------   -------------   -------------   -------------   -------------
Segment income (loss)                                $         117   $         116   $          71   $          86   $          (7)
                                                     =============   =============   =============   =============   =============

(Preliminary)

                          GLOBAL COMMERCIAL SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Card billed business                                 $        31.0   $        27.9   $        27.2   $        25.1   $        28.7
Total cards-in-force (millions)                                7.1             7.1             7.2             7.3             7.1
Basic cards-in-force (millions)                                7.1             7.1             7.2             7.3             7.1
Average basic cardmember spending (dollars)          $       4,357   $       3,907   $       3,746   $       3,517   $       4,070

Global Corporate Travel:
  Travel sales                                       $         4.1   $         3.5   $         3.6   $         3.4   $         4.3
  Travel commissions and fees/sales                            8.8%            8.8%            9.1%            8.6%            8.4%

Total segment assets                                 $        22.9   $        22.7   $        21.1   $        19.0   $        25.1
Segment capital (A)                                  $         3.4   $         3.4   $         3.3   $         3.4   $         3.6
Return on average segment capital (B)                         11.3%            7.7%            8.3%           12.8%           15.8%
Return on average tangible segment capital (B)                25.9%           17.4%           18.9%           29.2%           34.3%

Cardmember receivables:
  Total receivables                                  $         9.8   $        10.4   $         9.9   $         9.6   $         9.4
  90 days past due as a % of total                             1.4%            1.5%            1.9%            2.4%            2.7%
  Net loss ratio as a % of charge volume                      0.14%           0.23%           0.22%           0.17%           0.14%

(A) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(B) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008       Inc/(Dec)       2009        2008        Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Revenues
  Discount revenue, fees and other                  $      979   $      893           10%   $    3,625   $    3,875           (6)%
                                                    ----------   ----------                 ----------   ----------
  Interest income                                            3            1            #             6            5           20
  Interest expense                                         (25)         (51)         (51)          (85)        (222)         (62)
                                                    ----------   ----------                 ----------   ----------
    Net interest income                                     28           52          (46)           91          227          (60)
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense                   1,007          945            7         3,716        4,102           (9)
                                                    ----------   ----------                 ----------   ----------
Provisions for losses                                       34           36           (6)          135          127            6
                                                    ----------   ----------                 ----------   ----------
Total revenues net of interest expense after
  provisions for losses                                    973          909            7         3,581        3,975          (10)
                                                    ----------   ----------                 ----------   ----------
Expenses
  Marketing and promotion                                  206          118           75           521          553           (6)
  Salaries and employee benefits and other
    operating expenses                                     469          488           (4)        1,679        1,932          (13)
                                                    ----------   ----------                 ----------   ----------
       Total                                               675          606           11         2,200        2,485          (11)
                                                    ----------   ----------                 ----------   ----------
Pretax segment income                                      298          303           (2)        1,381        1,490           (7)
Income tax provision                                       113           88           28           483          495           (2)
                                                    ----------   ----------                 ----------   ----------
Segment income                                      $      185   $      215          (14)   $      898   $      995          (10)
                                                    ==========   ==========                 ==========   ==========

# - Denotes variance of more than 100%.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                         Quarters Ended                           Years Ended
                                                          December 31,                            December 31,
                                                    -----------------------   Percentage    -----------------------   Percentage
                                                       2009         2008       Inc/(Dec)       2009         2008       Inc/(Dec)
                                                    ----------   ----------   ----------    ----------   ----------   ----------
Global Card billed business (A)                     $    172.6   $    160.5            8%   $    619.8   $    683.3           (9)%

Global Network & Merchant Services:
  Total segment assets                              $      7.3   $      7.0            4%   $      7.3   $      7.0            4%
  Segment capital (millions) (B)                    $    1,764   $    1,451           22%   $    1,764   $    1,451           22%
Return on average segment capital (C)                     52.9%        75.4%                      52.9%        75.4%
Return on average tangible segment capital (C)            54.1%        77.4%                      54.1%        77.4%

Global Network Services:
  Card billed business                              $     21.4   $     16.0           34%   $     71.8   $     67.4            7%
  Total cards-in-force (millions)                         26.3         24.8            6%         26.3         24.8            6%

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                        SELECTED INCOME STATEMENT DATA

(Millions)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Revenues
  Discount revenue, fees and other                   $         979   $         945   $         888   $         813   $         893
                                                     -------------   -------------   -------------   -------------   -------------
  Interest income                                                3               1               1               1               1
  Interest expense                                             (25)            (17)            (21)            (22)            (51)
                                                     -------------   -------------   -------------   -------------   -------------
    Net interest income                                         28              18              22              23              52
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense                       1,007             963             910             836             945
                                                     -------------   -------------   -------------   -------------   -------------
Provisions for losses                                           34              33              33              35              36
                                                     -------------   -------------   -------------   -------------   -------------
Total revenues net of interest expense after
  provisions for losses                                        973             930             877             801             909
                                                     -------------   -------------   -------------   -------------   -------------
Expenses
  Marketing and promotion                                      206             157              94              64             118
  Salaries and employee benefits and other
    operating expenses                                         469             415             423             372             488
                                                     -------------   -------------   -------------   -------------   -------------
       Total                                                   675             572             517             436             606
                                                     -------------   -------------   -------------   -------------   -------------
Pretax segment income                                          298             358             360             365             303
Income tax provision                                           113             118             124             128              88
                                                     -------------   -------------   -------------   -------------   -------------
Segment income                                       $         185   $         240   $         236   $         237   $         215
                                                     =============   =============   =============   =============   =============

(Preliminary)

                      GLOBAL NETWORK & MERCHANT SERVICES
                       SELECTED STATISTICAL INFORMATION

(Billions, except percentages and where indicated)

                                                                                    Quarters Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
Global Card billed business (A)                      $       172.6   $       156.6   $       151.4   $       139.2   $       160.5

Global Network & Merchant Services:
  Total segment assets                               $         7.3   $         7.7   $         8.1   $         6.6   $         7.0
  Segment capital (B)                                $         1.8   $         1.8   $         1.8   $         1.7   $         1.5
Return on average segment capital (C)                         52.9%           56.9%           61.2%           70.6%           75.4%
Return on average tangible segment capital (C)                54.1%           58.1%           62.6%           72.4%           77.4%

Global Network Services:
  Card billed business                               $        21.4   $        18.6   $        17.0   $        14.8   $        16.0
  Total cards-in-force (millions)                             26.3            26.3            25.6            25.1            24.8

(A) Global Card billed business includes activities (including cash advances) related to proprietary cards, cards issued under network partnership agreements, and certain insurance fees charged on proprietary cards.

(B) Segment capital represents capital allocated to a segment based upon specific business operational needs, risk measures, and regulatory capital requirements.

(C) Refer to Appendix II for components of return on average segment capital and return on average tangible segment capital.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
COMPONENTS OF RETURN ON AVERAGE EQUITY (ROE), RETURN ON AVERAGE COMMON EQUITY
         (ROCE), AND RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROTCE)
                                  APPENDIX I

(Millions)

                                                                              For the Twelve Months Ended
                                                     -----------------------------------------------------------------------------
                                                     December 31,    September 30,      June 30,       March 31,      December 31,
                                                         2009            2009             2009           2009            2008
                                                     -------------   -------------   -------------   -------------   -------------
ROE

  Net income                                         $       2,130   $       1,654   $       1,829   $       2,145   $       2,699
  Average shareholders' equity                       $      14,570   $      14,151   $      13,892   $      13,147   $      12,127
  Return on average equity (A)                                14.6%           11.7%           13.2%           16.3%           22.3%

RECONCILIATION OF ROCE AND ROTCE

  Net income                                         $       2,130   $       1,654   $       1,829   $       2,145   $       2,699
  Preferred shares dividends and related accretion   $         306   $         306   $         306   $          72   $           -
  Earnings allocated to participating share awards
    and other                                        $          22   $          14   $          11   $          13   $          15
                                                     -------------   -------------   -------------   -------------   -------------
    Net income attributable to common shareholders   $       1,802   $       1,334   $       1,512   $       2,060   $       2,684
                                                     -------------   -------------   -------------   -------------   -------------

  Average shareholders' equity                       $      14,570   $      14,151   $      13,892   $      13,147   $      12,127
  Average preferred shares                           $       1,303   $       1,303   $       1,303   $         782               -
                                                     -------------   -------------   -------------   -------------   -------------
    Average common shareholders' equity              $      13,267   $      12,848   $      12,589   $      12,365   $      12,127
                                                     -------------   -------------   -------------   -------------   -------------
      Average goodwill and other intangibles                 3,009           2,944           2,886           2,830           2,533
                                                     -------------   -------------   -------------   -------------   -------------
    Average tangible common shareholders' equity     $      10,258   $       9,904   $       9,703   $       9,535   $       9,594
                                                     -------------   -------------   -------------   -------------   -------------
  Return on average common equity (A)                         13.6%           10.4%           12.0%           16.7%           22.1%
  Return on average tangible common equity (A)                17.6%           13.5%           15.6%           21.6%           28.0%

(A) Return on average equity and return on average common equity are calculated by dividing one year period net income/net income attributable to common shareholders by one year average total shareholders' equity/average common shareholders' equity, respectively. Return on average tangible common equity is computed in the same manner as return on average common equity except the computation of average tangible common shareholders' equity excludes average goodwill and other intangibles. The Company believes that return on average tangible common equity is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
 COMPONENTS OF RETURN ON AVERAGE SEGMENT CAPITAL (ROSC) AND RETURN ON AVERAGE
                       TANGIBLE SEGMENT CAPITAL (ROTSC)
                                  APPENDIX II

(Millions)

                                                                         For the Twelve Months Ended
                                             ---------------------------------------------------------------------------------
                                              December 31,    September 30,      June 30,         March 31,       December 31,
                                                 2009             2009             2009             2009             2008
                                             -------------    -------------    -------------    -------------    -------------
U.S. CARD SERVICES
  Segment income (loss)                      $         249    $         (52)   $          83    $         304    $         852
  Average segment capital                            5,568            5,280            5,083            4,814            4,736
  Average goodwill and other intangibles               432              383              338              294              243
                                             -------------    -------------    -------------    -------------    -------------
    Average tangible segment capital         $       5,136    $       4,897    $       4,745    $       4,520    $       4,493
                                             -------------    -------------    -------------    -------------    -------------
  Return on average segment capital (A)                4.5%           -1.0%              1.6%             6.3%            18.0%
  Return on average tangible segment
    capital (A)                                        4.8%           -1.1%              1.7%             6.7%            19.0%

INTERNATIONAL CARD SERVICES
  Segment income                             $         303    $         266    $         206    $         257    $         351
  Average segment capital                            2,122            2,141            2,123            2,096            2,107
  Average goodwill and other intangibles               551              551              546              544              544
                                             -------------    -------------    -------------    -------------    -------------
    Average tangible segment capital         $       1,571    $       1,590    $       1,577    $       1,552    $       1,563
                                             -------------    -------------    -------------    -------------    -------------
  Return on average segment capital (A)               14.3%            12.4%             9.7%            12.3%            16.7%
  Return on average tangible segment
    capital (A)                                       19.3%            16.7%            13.1%            16.6%            22.5%

GLOBAL COMMERCIAL SERVICES
  Segment income                             $         390    $         266    $         284    $         440    $         505
  Average segment capital                            3,440            3,464            3,435            3,437            3,197
  Average goodwill and other intangibles             1,937            1,938            1,933            1,930            1,724
                                             -------------    -------------    -------------    -------------    -------------
    Average tangible segment capital         $       1,503    $       1,526    $       1,502    $       1,507    $       1,473
                                             -------------    -------------    -------------    -------------    -------------
  Return on average segment capital (A)               11.3%             7.7%             8.3%            12.8%            15.8%
  Return on average tangible segment
    capital (A)                                       25.9%            17.4%            18.9%            29.2%            34.3%

GLOBAL NETWORK & MERCHANT SERVICES
  Segment income                             $         898    $         928    $         946    $       1,009    $         995
  Average segment capital                            1,697            1,632            1,547            1,430            1,320
  Average goodwill and other intangibles                36               35               35               36               35
                                             -------------    -------------    -------------    -------------    -------------
    Average tangible segment capital         $       1,661    $       1,597    $       1,512    $       1,394    $       1,285
                                             -------------    -------------    -------------    -------------    -------------
  Return on average segment capital (A)               52.9%            56.9%            61.2%            70.6%            75.4%
  Return on average tangible segment
    capital (A)                                       54.1%            58.1%            62.6%            72.4%            77.4%

(A) Return on average segment capital is calculated by dividing one year period segment income by one year average segment capital. Return on average tangible segment capital is computed in the same manner as return on average segment capital except the computation of average tangible segment capital excludes average goodwill and other intangibles. The Company believes that return on average tangible segment capital is a useful measure of the profitability of its business growth.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                 APPENDIX III

(Millions)


                                                                               Quarters Ended
                                             ---------------------------------------------------------------------------------
                                              December 31,    September 30,      June 30,         March 31,       December 31,
                                                 2009             2009             2009             2009             2008
                                             -------------    -------------    -------------    -------------    -------------
Owned Basis:
  Net interest income                        $         710    $         754    $         741    $         919    $         771
  Average loans (billions)                   $        31.8    $        32.3    $        35.2    $        39.0    $        43.0
  Adjusted net interest income (A)           $         764    $         797    $         814    $       1,017    $         929
  Adjusted average loans (billions) (B)      $        31.9    $        32.4    $        35.4    $        39.1    $        43.1
  Net interest yield on cardmember
    loans (C)                                          9.5%             9.7%             9.2%            10.5%             8.6%

Managed Basis (D):
  Net interest income (E)                    $       1,381    $       1,410    $       1,464    $       1,722    $       1,443
  Average loans (billions)                   $        60.9    $        61.8    $        63.9    $        67.9    $        72.8
  Adjusted net interest income (F)           $       1,535    $       1,554    $       1,576    $       1,835    $       1,622
  Adjusted average loans (billions) (G)      $        61.0    $        62.0    $        64.0    $        68.0    $        72.9
  Net interest yield on cardmember
    loans  (C)                                        10.0%            10.0%             9.9%            10.9%             8.9%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.

(Preliminary)

              U. S. CARD SERVICES AND INTERNATIONAL CARD SERVICES
                    NET INTEREST YIELD ON CARDMEMBER LOANS
                                  APPENDIX IV

(Millions)

                                                                              Quarters Ended
                                             ---------------------------------------------------------------------------------
                                              December 31,    September 30,       June 30,        March 31,      December 31,
                                                 2009             2009             2009             2009             2008
                                             -------------    -------------    -------------    -------------    -------------
USCS Owned Basis:
  Net interest income                        $         539    $         565    $         534    $         728    $         559
  Average loans (billions)                   $        22.7    $        23.4    $        26.5    $        30.2    $        33.2
  Adjusted net interest income (A)           $         494    $         521    $         548    $         763    $         687
  Adjusted average loans (billions) (B)      $        22.8    $        23.5    $        26.6    $        30.3    $        33.3
  Net interest yield on cardmember
    loans (C)                                          8.6%             8.8%             8.3%            10.2%             8.2%

USCS Managed Basis (D):
  Net interest income (E)                    $       1,210    $       1,221    $       1,257    $       1,531    $       1,231
  Average loans (billions)                   $        51.8    $        52.9    $        55.1    $        59.1    $        63.0
  Adjusted net interest income (F)           $       1,265    $       1,278    $       1,311    $       1,581    $       1,380
  Adjusted average loans (billions) (G)      $        51.9    $        53.0    $        55.2    $        59.2    $        63.1
  Net interest yield on cardmember
    loans (C)                                          9.7%             9.6%             9.5%            10.8%             8.7%

ICS:
  Net interest income                        $         278    $         282    $         268    $         251    $         234
  Average loans (billions)                   $         9.0    $         8.9    $         8.7    $         8.8    $         9.8
  Adjusted net interest income (A)           $         270    $         276    $         265    $         254    $         242
  Adjusted average loans (billions) (B)      $         9.1    $         8.9    $         8.8    $         8.8    $         9.8
  Net interest yield on cardmember
    loans (C)                                         11.7%            12.3%            12.2%            11.7%             9.8%

(A) Represents net interest income allocable to the Company's cardmember lending portfolio, which excludes the impact of card fees on loans and balance transfer fees attributable to the Company's cardmember lending portfolio.

(B) Represents average loans excluding the impact of deferred card fees net of deferred direct acquisition costs for cardmember loans.

(C) Net interest yield on cardmember loans represents the net spread earned on cardmember loans. Net interest yield on cardmember loans (both on an owned and managed basis) is computed by dividing adjusted net interest income by adjusted average loans, computed on an annualized basis. The calculation of net interest yield on cardmember loans (both on an owned and managed basis) includes interest and fees that are deemed uncollectible. For the owned basis presentation, reserves and net write-offs related to uncollectible interest and fees are recorded through provisions for losses - cardmember lending, and for the managed basis presentation, reserves and net write-offs related to uncollectible interest and fees are included as a reduction to securitization income, net; therefore, such reserves and net write-offs are not included in the net interest yield calculation. The Company believes net interest yield on cardmember loans (on both an owned and managed basis) is useful to investors because it provides a measure of profitability of the Company's cardmember lending portfolio.

(D) Includes on-balance sheet cardmember loans and off-balance sheet securitized cardmember loans. Refer to the information set forth under U.S. Card Services Selected Financial Information for further discussion of the managed basis presentation.

(E) Includes the GAAP to managed basis securitization adjustments to interest income and interest expense as set forth under U.S. Card Services Selected Financial Information managed basis presentation.

(F) Represents net interest income allocable to the Company's managed cardmember lending portfolio, which excludes the impact of card fees on managed loans and balance transfer fees attributable to the Company's managed cardmember lending portfolio.

(G) Represents average managed loans excluding the impact of deferred card fees net of deferred direct acquisition costs for managed cardmember loans.